SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES:

                                -----------------

                       DWS Disciplined Market Neutral Fund
                      DWS Disciplined Long/Short Value Fund
                     DWS Disciplined Long/Short Growth Fund


The following information supplements the disclosure under "The Fund's Main Investment Strategy" of each Fund's prospectus and shall remain in effect until the Emergency Order (as defined below) terminates:

The Securities and Exchange Commission (the "SEC") has recently issued an emergency order that temporarily prohibits any person from effecting short sales in the publicly traded securities of certain financial firms listed in the Emergency Order. Effective immediately, the Fund shall be prohibited from effecting short sales in the publicly traded securities of the financial firms identified by the SEC in the Emergency Order. The Fund may effect new short sales in these securities only upon the termination of the Emergency Order, which is expected to occur at 11:59 p.m. on October 2, 2008.




                                                                     [Logo]DWS
                                                                   INVESTMENTS
                                                           Deutsche Bank Group

September 19, 2008
DMF-3680